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                                                                    EXHIBIT 99.1

                                Littelfuse, Inc.

    Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,
                             18 U.S.C. Section 1350


Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and
(b) of Section 1350, Chapter 63 of title 18, United States Code), each of the undersigned officers of Littelfuse, Inc. (the Company), does hereby certify that:

The Quarterly Report of Form 10-Q for the quarter ended September 28, 2002 of the Company fully complies, in all material respects, with the requirements of section 13 (a) or 15 (d) of the Securities Exchange Act of 1934, and information contained in the Form 10-Q fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/  Howard B. Witt                           /s/  Philip Franklin
    ---------------------------------             ------------------------------
Chairman, President and Chief                 Vice President, Treasurer and
Executive Officer                             Chief Financial Officer

November 12, 2002